                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission
     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                           SOUTHFIRST BANCSHARES, INC.
                (Name of Registrant as Specified in Its Charter)
                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)    Amount Previously Paid:

     2)    Form, Schedule or Registration Statement No.:

     3)    Filing Party:

     4)    Date Filed:

                             [SOUTHFIRST LETTERHEAD]




                                  March 5, 1998

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of SouthFirst Bancshares, Inc., which will be held on Wednesday, March 25, 1998, at 10:00 a.m., at the Company's main office, 126 North Norton Avenue, Sylacauga, Alabama 35150.

        The formal notice of the meeting and the proxy statement appear on the following pages and describe the matters to be acted upon. Time will be provided during the meeting for discussion, and you will have an opportunity to ask about your Company.

        Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed notice of the meeting and proxy statement, please complete, sign, date and return the enclosed proxy at your earliest convenience. Returning the signed proxy card will not prevent you from voting in person at the meeting, should you later decide to do so.

                                     Sincerely,

                                    /s/ Donald C. Stroup


                                    Donald C. Stroup
                                    President and Chief Executive Officer

                           SOUTHFIRST BANCSHARES, INC.
                             126 NORTH NORTON AVENUE
                            SYLACAUGA, ALABAMA 35150

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MARCH 25, 1998


         To the Holders of Common Stock of SOUTHFIRST BANCSHARES, INC.:

        Notice is hereby given that the Annual Meeting of Stockholders of SouthFirst Bancshares, Inc. (the "Company") will be held on Wednesday, March 25, 1998, at 10:00 a.m., at the Company's principle executive offices, 126 North Norton Avenue, Sylacauga, Alabama 35150, for the following purposes:

        (1)   Election of Directors:

              (a) To elect one (1) director to hold office until the 2000 Annual
                  Meeting of Stockholders and until his successor is elected and qualified;

              (b) To elect three (3) directors to hold office until the 2001
                  Annual Meeting of Stockholders and until their successors are elected and qualified;

        (2) To approve and adopt the SouthFirst Bancshares, Inc. 1998 Stock Option and Incentive Plan; and

        (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors has fixed February 24, 1998, as the record date for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

        A Proxy Statement and a proxy solicited by the Board of Directors, together with a copy of the 1997 Annual Report to Stockholders are enclosed herewith. Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting in person, you are requested to complete, sign and date the enclosed proxy and return it as promptly as possible in the accompanying envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                    By Order of the Board of Directors

                                    /s/ Joe K. McArthur

                                    Joe K. McArthur
                                    Secretary

Sylacauga, Alabama
March 5, 1998

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE PAID ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                           SOUTHFIRST BANCSHARES, INC.
                             126 NORTH NORTON AVENUE
                            SYLACAUGA, ALABAMA 35150

                         ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 25, 1998

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------


         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SouthFirst Bancshares, Inc. (the "Company") for the Annual Meeting of Stockholders to be held on Wednesday, March 25, 1998, and any adjournment thereof, at the time and place and for the purposes set forth in the accompanying notice of the meeting. The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. In addition to solicitations by mail, officers and regular employees of the Company, at no additional compensation, may assist in soliciting proxies by telephone. This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about March 5, 1998. The address of the principal executive offices of the Company is 126 North Norton Avenue, Sylacauga, Alabama 35150, and the Company's telephone number is
(205) 245-4365. The Company is the parent of First Federal of the South (the "Bank"), a wholly-owned subsidiary which is a federally chartered savings bank.

         Any proxy given pursuant to this solicitation may be revoked by any stockholder who attends the meeting and gives oral notice of his or her election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering to the Secretary of the Company an instrument revoking it or a duly executed proxy for the same shares bearing a later date. Proxies which are returned properly executed and not revoked will be voted in accordance with the stockholder's directions specified thereon. Where no direction is specified, proxies will be voted FOR the election of the nominees named herein and FOR the approval and adoption of the SouthFirst Bancshares, Inc. 1998 Stock Option and Incentive Plan. The items enumerated herein constitute the only business which the Board of Directors intends to present or knows will be presented at the meeting. However, the proxy confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other business which may properly come before the meeting. Abstentions and broker non- votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates.

         The record of stockholders entitled to vote at the Annual Meeting was taken on February 24, 1998. On that date, the Company had outstanding and entitled to vote 983,545 shares of common stock, par value $.01 per share (the "Common Stock"), with each share entitled to one vote. One-third (1/3) of the outstanding shares of Common Stock entitled to vote must be present, in person or by proxy, to constitute a quorum.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of February 24, 1998 with respect to the beneficial ownership of the Company's Common Stock by
(i) each person known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock, (ii) each director of the Company, (iii) each of the named executive officers and (iv) all directors and executive officers of the Company as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned.

                                                          Shares of
                                                        Common Stock                        Percent of
                Beneficial Owner                     Beneficially Owned(1)               Outstanding Shares
        -------------------------------          ---------------------------          ---------------------
         Paul A. Brown(2)                                 17,308                             1.8%
         H. David Foote, Jr.(3)                            9,320                              *
         John T. Robbs(4)                                 18,320                             1.9%
         Jimmy C. Maples(5)                               13,276                             1.3%
         Allen Gray McMillan, III(6)                      13,320                             1.4%
         Charles R. Vawter, Jr.(7)                        33,020                             3.3%
         Donald C. Stroup(8)                              47,798                             4.8%
         Joe K. McArthur(9)                               18,557                             1.9%
         J. Malcomb Massey(10)                            19,440                             2.0%
         Bobby R. Cook(11)                                13,856                             1.4%
         Jeffrey L. Gendell, et. al.(12)                  83,700                             8.5%
         All directors and
            executive officers
            as a group (9 persons)(13)                   204,215                            19.8%

-------------------
 *       Represents less than 1%.

 (1) "Beneficial Ownership" includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes options which are exercisable within sixty days of the date hereof. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Exchange Act. The percentages are based upon 983,545 shares outstanding, except for certain parties who hold presently exercisable options to purchase shares. The percentages for those parties holding presently exercisable options are based upon the sum of 983,545 shares plus the number of shares subject to presently exercisable options held by them, as indicated in the following notes.
 (2) Of the amount shown, 4,690 shares are owned jointly by Mr. Brown and his wife, 3,000 shares are owned by his wife, 4,698 shares are held in an Individual Retirement Account, 1,660 shares are subject to presently exercisable options and 1,660 shares represent restricted stock granted under the Company's Management Recognition Plan "A," 664 shares of which are fully vested.
 (3) Of the amount shown, 3,000 shares are owned jointly by Mr. Foote and his wife, 1,500 shares are held by Mr. Foote as custodian for each of his two minor children, 1,660 shares are subject to presently exercisable options and 1,660 shares represent restricted stock granted under the Company's Management Recognition Plan "A," 664 shares of which are fully vested.
 (4) Of the amount shown, 2,293 shares are held jointly by Mr. Robbs and his wife, 3,662 shares are held in an Individual Retirement Account for the benefit of Mr. Robb's wife, 5,000 shares are held jointly with his father, 664 shares are subject to presently exercisable options and 1,660 shares represent restricted stock granted under the Company's Management Recognition Plan "A," 664 shares of which are fully vested.
 (5) Of the amount shown, 900 shares are held in an Individual Retirement Account, 6,668 shares are held in his account under the Company's 401(k) plan, 3384 shares are held in his account under the Bank's ESOP, 1,660 shares are subject to presently exercisable options and 1,660 shares represent restricted stock granted under the Company's Management Recognition Plan "B," 664 shares of which are fully vested.

 (6) Of the amount shown, 10,000 shares are held jointly by Mr. McMillan and his wife, 1,660 shares are subject to presently exercisable options and 1,660 shares represent restricted stock granted under the Company's Management Recognition Plan "A," 664 shares of which are fully vested.
 (7) Of the amount shown, 28,500 shares are held jointly by Mr. Vawter and his wife, 900 shares are held by Mr. Vawter as custodian for his two minor children, 1,660 shares are subject to presently exercisable options and 1,660 shares represent restricted stock granted under the Company's Management Recognition Plan "A," 664 shares of which are fully vested.
 (8) Of the amount shown, 14,100 shares are owned jointly by Mr. Stroup and his wife, 3,000 shares are held jointly with Gwendolyn W. Abercrombie, 300 shares are held by one of Mr. Stroup's sons, 9,866 shares are held in his account under the Company's 401(k) plan, 3,907 shares are held in his account under the Bank's ESOP, 8,300 shares are subject to presently exercisable options and 8,300 shares represent restricted stock granted under the Company's Management Recognition Plans "A" and "B," 3,320 shares of which are fully vested.
(9) Of the amount shown, 1,500 shares are owned jointly by Mr. McArthur and his wife, 3,092 shares are held in his account under the Company's 401(k) plan, 3,341 shares are held in his account under the Bank's ESOP, 5,312 shares are subject to presently exercisable options and 5,312 shares represent restricted stock granted under the Company's Management Recognition Plans "A" and "B," 2,124 shares of which are fully vested.
(10) Represents 15,512 shares of restricted stock acquired pursuant to that certain employment agreement between Mr. Massey and Benefit Financial, vesting in equal increments over a period of 15 years beginning on April 11, 1997 and 1,933 shares held in a profit sharing account.
(11) Of the amount shown, 1,624 shares are held in an Individual Retirement Account for the benefit of Mr. Cook's wife.
(12) Of the amount shown, Jeffrey L. Gendell has shared voting power with respect to 83,700 shares, Tontine Management, L.L.C. ("TM") has shared voting power with respect to 83,700 shares, Tontine Partners, L.P. ("TP") has shared voting power with respect to 10,500 shares and Tontine Financial Partners, L.P. ("TFP") has shared voting power with respect to 73,200 shares. TM, the general partner of TP and TFP, has the power to direct the affairs of TP and TFP. Mr. Gendell is the Managing Member of Tontine Management, L.L.C. and, in that capacity, directs its operations. The business address of Mr. Gendell, TP and TFP is 200 Park Avenue, Suite 3900, New York, New York 10166. The foregoing information is based on a Schedule 13D/A, Amendment No. 2, dated October 6, 1997 filed by Mr. Gendell, TP and TFP. The Company makes no representation as to the accuracy or completeness of the information reported.
(13)     Donald C. Stroup, Joe K. McArthur, Jimmy C. Maples, Bobby R. Cook and
         J. Malcomb Massey are the executive officers of the Company. Mr. Stroup and Mr. McArthur are the only executive officers of, both, the Company and the Bank. Mr. Maples is the First Vice President of the Bank. Mr. Cook is the President of the Western Division of the Bank. Mr. Massey is the President of Pension & Benefit Financial Services, Inc., a wholly-owned subsidiary of the Company.

         There are no arrangements known to the Company, the operation of which may at a subsequent date, result in a change in control of the Company.

                                 AGENDA ITEM ONE
                              ELECTION OF DIRECTORS

        The Company's Board of Directors presently consists of nine (9) directors, elected to staggered three-year terms. The terms of Messrs. Massey, Cook, Foote and Robbs will expire at the Annual Meeting of Stockholders. The Board of Directors has nominated Messrs. Massey, Cook, Foote and Robbs for re-election as directors of the Company. Unless otherwise directed, the proxies will be voted at the meeting for the election of the nominees. In the event of an unforeseen contingency and any nominee is unable or declines to serve as a director at the time of the meeting, the persons named as proxies therein will have discretionary authority to vote the proxies for the election of such person or persons as may be nominated in substitution by the present Board of Directors. Management knows of no current circumstances which would render any nominee named herein unable to accept nomination or election. The affirmative vote of a plurality of the votes present in person or by proxy at the meeting is required for the election of the four nominees standing for election. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES.

        The following person has been nominated by management for election to the Company's Board of Directors for a term of two years and until his successor is elected and qualified:

        J. MALCOMB MASSEY, age 48, has served as a director of the Bank and the Company since May, 1997. Mr. Massey is President and Chief Executive Officer of the Company's wholly owned subsidiary, Pension & Benefit Financial Services, Inc. ("Benefit Financial"), a position he has held since he joined Benefit Financial in 1997 after Benefit Financial acquired substantially all of the assets of Lambert, Massey, Roper & Taylor, Inc., an employee benefits consulting firm based in Montgomery in which Mr. Massey served as President since 1980. Mr. Massey is a Qualifying and Life Member of the Million Dollar Round Table with over 25 years experience in the financial services industry and serves as the insurance consultant to the Southern Community Bankers, an industry trade group comprised of 20 savings institutions and community banks located in the Southeastern United States.

        The following persons have been nominated by management for election to the Company's Board of Directors for a term of three years and until their successors are elected and qualified:

        BOBBY R. COOK, age 58, was named President of the Western Division of the Bank on October 31, 1997 in connection with the purchase by the Company of First Federal Savings and Loan Association of Chilton County ("Chilton County"). Prior to joining the Company and the Bank, Mr. Cook served as President and Chief Executive Officer of Chilton County since 1973. Mr. Cook is past president of the Clanton, Alabama Kiwanis Club, past treasurer of the Clanton, Alabama Jaycees and serves as a Deacon of The First Baptist Church of Clanton, Alabama.

        H. DAVID FOOTE, JR., age 48, has served as a director of the Bank since 1988 and of the Company since 1994. Mr. Foote has been President and owner of Foote Bros. Furniture since 1973. Mr. Foote has been a member of the Board of Directors of the Sylacauga Chamber of Commerce, the Coosa Valley Country Club and Talladega County E-911. He has served as President of Wesley Chapel Methodist Men's Club and head of the Wesley Chapel Methodist Administrative Board.

        JOHN T. ROBBS, age 43, has served as a director of the Bank since 1988 and of the Company since 1994. Mr. Robbs is President of Michael Supply Co., Inc., where he has been employed since 1980.

        Each of the following persons is a member of the Company's Board of Directors who is not standing for election to the Board this year and whose term will continue after the Annual Meeting of Stockholders:

        PAUL A. BROWN, age 72, has served as a member of the Bank since 1972 and of the Company since 1994. Mr. Brown has served as Chairman of the Bank Board since 1987 and of the Company Board since 1994. Mr. Brown was owner of Brown Auto Parts from 1977 to 1987 and is presently retired.

        JOE K. MCARTHUR, age 46, has served as the Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Bank and the Company since 1992 and 1994, respectively. Mr. McArthur has served as a director of the Bank and the Company since February 1996. He is currently serving as Chairman of the Bank's Internal Control Review Committee, Compliance Officer, and Secretary/Treasurer. Mr. McArthur has 19 years of experience in the banking industry and a B.S. in Accounting from the University of Alabama-Birmingham and a Masters of Business Administration equivalent from the National School of Finance and Management. He has also completed all courses with the Institute of Financial Education. Prior to joining the Bank, Mr. McArthur was Assistant Executive Director of Finance of Humana, a hospital, from 1990 to 1992, and Senior Vice president of First Federal of Alabama from 1983 to 1990. Mr. McArthur is a director of the Southern Community Bankers. He has also served as a manager of various Little League and Babe Ruth Baseball teams. Mr. McArthur is a member of First United Methodist Church of Sylacauga.

        ALLEN GRAY MCMILLAN, III, age 41, has served as a director of the Bank since 1993 and of the Company since 1994. Mr. McMillan is President of Brecon Knitting Mill, where he has been employed since 1979. Mr. McMillan has been active in the Kiwanis Club, United Way, and Boy Scouts of America. He is a member of the First United Methodist Church.

        DONALD C. STROUP, age 48, has served as the President and Chief Executive Officer of the Bank since 1988 and of the Company since 1994. Mr. Stroup has also been a member of the Bank Board since 1988 and of the Company Board since 1994. Mr. Stroup has 24 years of experience in the banking industry and has a B.S. in Business Administration from Samford University and a Certificate of Achievement and Diploma of Merit from the Institute of Financial Education, Chicago, Illinois. He is the former Chairman, and currently a member, of the Southern Community Bankers, a Director of the Boys Club and a member of the Sylacauga School Board. Mr. Stroup is a current member and former President of Sylacauga Rotary Club and a former Board member of the Sylacauga Chamber of Commerce and Coosa Valley Country Club. Mr. Stroup is a member of the First Baptist Church of Sylacauga. Mr. Stroup is also a former member of the Red Cross, Sylacauga Industrial Development Board, Hospice Care, Talladega County Economic Development Authority and Boy Scouts Advisory.

        CHARLES R. VAWTER, JR., age 36, has served as a director of the Bank since 1992 and of the Company since 1994. Mr. Vawter is Chief Financial Officer of Automatic Gas and Appliance Co., Inc., where he has been employed since 1987. Mr. Vawter is a member of the First Baptist Church. He is a member of the Board of Directors of B.B. Comer Library Foundation and the Coosa Valley Country Club. He is a past Board member of the Sylacauga Chamber of Commerce. He is currently a member of the Planning Commission of the City of Sylacauga Chamber of Commerce and has served on the Planning Committee of Alabama LP Gas Association.

        In addition to the executive officers and directors listed above, the following person is an executive officer of the Bank:

        JIMMY C. MAPLES, age 48, has served as First Vice President of the Bank in charge of residential construction lending since March, 1994. Prior to serving in this capacity with the Bank, Mr. Maples was Senior Vice President of Lending at Pinnacle Bank (formerly known as First Federal of Alabama) in Jasper, Alabama, where he was employed from January, 1984.

        There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

COMMITTEES OF THE BOARD

        The Company's Board of Directors has established the following standing committees:

        (A) The Audit Committee, currently comprised of Messrs. Brown, McMillan, Foote, Vawter and Robbs. The Audit Committee, which held one meeting in fiscal 1997, is authorized to review and make recommendations to the Board of Directors with respect to the Company's audit procedures and independent auditor's report to management and to recommend to the Board of Directors the appointment of independent auditors for the Company, to review with the independent auditors the scope and results of audits, to monitor the Company's financial policies and control procedures, to monitor the non-audit services provided by the Company's auditors and to review all potential conflicts of interests.

        (B) The Stock Option Committee, currently comprised of Messrs. Brown, Foote, Robbs, McMillan and Vawter. The Stock Option Committee, which did not hold any meetings in fiscal 1997, is responsible for administering the Company's Stock Option and Incentive Plan. The entire Board of Directors of the Company will administer the Company's 1998 Stock Option and Incentive Plan. (See "AGENDA ITEM THREE PROPOSAL TO ADOPT 1998 STOCK OPTION AND INCENTIVE PLAN").

        (C) The Management Recognition Plan Committee, currently comprised of Messrs. Brown, Foote, Robbs, McMillan and Vawter. The Management Recognition Plan Committee which did not hold any meetings in fiscal 1997, is responsible for administering the Company's two Management Recognition Plans.

        The Company does not have a Directors Nominating Committee, that function being reserved to the entire Board of Directors.

        In addition to the Company's committees, the Bank has established various committees including the Executive Committee, the Wage and Compensation Committee, the Loan Committee, the Asset/Liability Committee and the Audit Committee. The Company presently does not have a compensation committee because no officers of the Company receive any compensation for services to the Company. All officers of the Company are compensated by the Company's wholly-owned subsidiary, the Bank, solely for their services to the Bank. In addition, directors are paid for attendance at Bank committee meetings, but employee members of committees are not paid.

        The Executive Committee of the Bank consists of Messrs. Stroup, Brown (Chairman), Foote, Robbs, McArthur, McMillan and Vawter. The Committee meets only as needed and is charged with the responsibility of overseeing the business of the Bank. The Committee has the power to exercise most powers of the Board of Directors in the intervals between meetings of the Board, and any activity is reported to the Board monthly.

The Bank's Loan Committee is comprised of Messrs. Robbs (Chairman), Brown and Vawter. Mr. Stroup serves as an alternate. The committee meets weekly to consider loan applications. Approval of a loan application requires approval by at least two members (other than the person signing the application) of the Loan Committee. The Audit Committee of the Bank consists of Messrs. Brown (Chairman), McMillan, Foote, Vawter and Robbs. This committee meets at least annually and more frequently if necessary to review the results of the audit program. Recommendations and observations are reported to the Board of Directors. The Asset/Liability Committee consists of Messrs. Stroup, McArthur, Foote and Vawter (Chairman). This Committee meets quarterly to establish and monitor policies to control interest rate sensitivity. The Bank's Wage and Compensation Committee consists of Messrs. Stroup, McArthur, Brown (Chairman), Robbs and Vawter. This Committee, which held one meeting in fiscal 1997, is responsible for reviewing salaries and benefits of directors, officers, and employees.

MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company held twelve meetings during the fiscal year ended September 30, 1997. During fiscal 1997, each director attended at least 75% of the aggregate number of meetings held by the Board of Directors and Committee(s) on which he served.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding Common Stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the Common Stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. The Company first became subject to this regulation on February 13, 1995. To the Company's knowledge, based solely on a review of copies of such reports, and any amendments thereto, furnished to the Company and representations that no other reports were required, during the fiscal year ended September 30, 1997, all Section 16(a) filing requirements applicable to its officers, directors and 10% holders were satisfied.

        Although it is not the Company's obligation to make filings pursuant to
Section 16 of the Securities and Exchange Act of 1934, the Company has adopted a policy requiring all Section 16 reporting persons to report monthly to a designated employee of the Company as to whether any transactions in the Company's Common Stock occurred during the previous month.

                             EXECUTIVE COMPENSATION

         The following table provides certain summary information for fiscal 1997, 1996 and 1995 concerning compensation paid or accrued by the Company and the Bank to or on behalf of the Company's Chief Executive Officer and the other executive officers of the Company and the Bank whose total annual salary and bonus exceeded $100,000 during such periods:

                           SUMMARY COMPENSATION TABLE

                                                  Annual Compensation(1)
                                                  ----------------------
                                                                                         Long Term Compensation
                                                                                         ----------------------

     Name and Principal                                                               Restricted       Securities
     ------------------        Fiscal                                Other Annual       Stock         Underlying        All Other
          Position              Year       Salary       Bonus(2)     Compensation(3)   Award(s)$    Options/SARs(#)   Compensation
         ---------              ----       ------       --------     ---------------  ----------    ---------------   ------------
 Donald C. Stroup,              1997      $100,308      $ 27,093 (4)      $12,000            --          20,750(5)      $2,515 (6)
  President, Chief              1996        95,568       163,093 (7)       10,250       116,200(8)       20,750          2,255
  Executive Officer and         1995        91,000        15,168           10,500            --                          2,258
  Vice Chairman

 Joe K. McArthur,               1997      $ 73,380      $ 18,870 (9)      $12,000      $     --          13,280(5)      $1,458(10)
  Executive Vice                1996        69,900       100,316(11)        9,750        74,368(12)      13,280          1,400
  President, Chief              1995        66,564        11,094            6,000            --              --          1,286
  Operating Officer, Chief
  Financial Officer and
  director

--------------------

(1) All compensation received by Mr. Stroup and Mr. McArthur was paid by the Bank. No other officer of the Company received cash compensation in excess of $100,000 during 1997.
(2) Except as otherwise provided in Notes (4), (7), (9) and (11) below, the bonus amount includes a regular bonus, as well as compensation recognized on dividends paid to Mr. Stroup and Mr. McArthur under the Company's Dividend Incentive Plan.
(3) Fees received as member of the Boards of Directors of the Bank and the Company.
(4) Includes a regular bonus of $16,718 as well as $10,375 of compensation recognized on dividends paid under the Company's Dividend Incentive Plan on unexercised stock options and on unvested shares of restricted stock issued under the Company's Management Recognition Plans "A" and "B." See "-- Management Recognition Plans."
(5) See chart entitled "Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values" under "-- Stock Option Plan" for the dollar value of exercisable and unexercisable in-the-money option held by Mr. Stroup and Mr. McArthur.
(6) Represents a $1,935 automobile allowance and income of $580 recognized on employer provided group term life insurance in excess of $50,000. (7) Includes a regular bonus of $15,928 as well as $147,165 of compensation recognized on dividends paid under the Company's Dividend Incentive Plan on unexercised stock options and on unvested shares of restricted stock issued under the Company's Management Recognition Plans "A" and "B" and a corresponding bonus paid to assist in payment of the applicable federal income tax due in connection with the restricted stock issued under such plans. See "-- Management Recognition Plans."
(8) Represents 8,300 shares which, as of September 30, 1997, were subject to certain vesting requirements as more fully described in "-- Management Recognition Plans." As of September 30, 1997, the aggregate market value of the shares was $119,603.
(9) Includes a regular bonus of $12,230 as well as $6,640 of compensation recognized on dividends paid under the Company's Dividend Incentive Plan on unexercised stock options and on unvested shares of restricted stock issued under the Company's Management Recognition Plans "A" and "B". See "-- Management Recognition Plans."

(10) Represents an $878 automobile allowance and income of $580 recognized on employer provided group term life insurance in excess of $50,000.
(11) Includes a regular bonus of $11,650 as well as $88,666 of compensation recognized on dividends paid under the Company's Dividend Investment Plan on unexercised stock options and on unvested shares of restricted stock issued under the Company's Management Recognition Plans "A" and "B" and a corresponding bonus paid to assist in payment of the applicable federal income tax due in connection with the restricted stock issued under such plans. See "-- Management Recognition Plans."
(12) Represents 5,312 shares which, as of September 30, 1997, were subject to certain vesting requirements as more fully described in "-- Management Recognition Plans." As of September 30, 1997, the aggregate market value of the shares was $76,546.

EMPLOYMENT AGREEMENTS

         The Company and the Bank have entered into employment agreements with Donald C. Stroup, President and Chief Executive Officer of the Company and the Bank and Joe K. McArthur, Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Bank. In addition, the Bank has entered into an employment agreement with Bobby R. Cook, President of the Bank's Western Division.

         The employment agreement with Mr. Stroup was effective as of October 1, 1997 and provides for a term of three years. Pursuant to Mr. Stroup's employment agreement, the Bank will pay Mr. Stroup an annual base salary of $140,000, for which the Company is jointly and severally liable. On each anniversary date from the expiration of the initial three year term of the employment agreement, the term of Mr. Stroup's employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Boards of Directors of the Company and the Bank that the performance of Mr. Stroup has met the required performance standards and that such employment agreement should be extended.

         Mr. Stroup's employment agreement entitles him to participate with all other senior management employees of the Company or the Bank in any discretionary bonuses that the Company or the Bank Boards of Directors may award. In addition, Mr. Stroup participates in standard retirement and medical plans and is entitled to customary fringe benefits, vacation and sick leave. Mr. Stroup's employment agreement terminates upon his death or disability, and is terminable for "cause" as defined in the employment agreement. In the event of termination for cause, no severance benefits are payable to Mr. Stroup. If the Company or the Bank terminates Mr. Stroup without cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the employment agreement plus an additional twelve-month period. Mr. Stroup may voluntarily terminate his employment agreement by providing sixty days written notice to the Boards of Directors of the Company and the Bank, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

         Mr. Stroup's employment agreement further provides that, in the event of Mr. Stroup's involuntary termination in connection with, or within one year after, any change in control of the Bank or the Company, other than for "cause," or death or disability, Mr. Stroup will be paid, within 10 days of such termination, an amount equal to the difference between: (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Mr. Stroup receives on account of the change in control. Such payment would be reduced to the extent it would cause the Bank to fail to meet any of its regulatory capital requirements. Under Mr. Stroup's employment agreement, a "change in control" generally refers to a change in ownership, holding or power to vote more than 25% of the Company's or Bank's voting stock, a change in the ownership or possession of the ability to control the election of a majority of the Bank's or the Company's directors or the exercise of a controlling influence over the management or policies of the Company or the Bank. In addition, under Mr. Stroup's employment agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank, at the beginning of such period, cease to constitute two-thirds of the Boards of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds (66 2/3%) vote of the initial directors then in office. Mr. Stroup's employment agreement also provides for a similar lump sum payment to be made in the event of the Mr. Stroup's voluntary termination of employment within one year following a change in control of the Bank or the Company.

         The employment agreement with Mr. McArthur was effective as of October 1, 1997 and provides for a term of three years. Pursuant to Mr. McArthur's employment agreement, the Bank will pay Mr. McArthur an annual base salary of $105,000 for which the Company will be jointly and severally liable. On each anniversary date from the expiration of the initial three year term of the employment agreement, the term of Mr. McArthur's employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Boards of Directors of the Company and the Bank that the performance of Mr. McArthur has met the required performance standards and that such employment agreement should be extended.

         Mr. McArthur's employment agreement entitles him to participate with all other senior management employees of the Company or the Bank in any discretionary bonuses that the Company or the Bank Boards of Directors may award. In addition, Mr. McArthur participates in standard retirement and medical plans, and is entitled to customary fringe benefits, vacation and sick leave. Mr. McArthur's employment agreement terminates upon his death or disability, and is terminable for "cause" as defined in the employment agreement. In the event of termination for cause, no severance benefits are payable to Mr. McArthur. If the Company or the Bank terminates Mr. McArthur without cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the employment agreement plus an additional twelve-month period. Mr. McArthur may voluntarily terminate his employment agreement by providing sixty days written notice to the Boards of Directors of the Company and the Bank, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

         Mr. McArthur's employment agreement further provides that, in the event of Mr. McArthur's involuntary termination in connection with, or within one year after, any change in control of the Bank or the Company, other than for "cause," or death or disability, Mr. McArthur will be paid, within 10 days of such termination, an amount equal to the difference between: (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code; and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Mr. McArthur receives on account of the change in control. Such payment would be reduced to the extent it would cause the Bank to fail to meet any of its regulatory capital requirements. Under Mr. McArthur's employment agreement, a "change in control" generally refers to a change in ownership, holding or power to vote more than 25% of the Company's or the Bank's voting stock, a change in the ownership or possession of the ability to control the election of a majority of the Bank's or the Company's directors or the exercise of a controlling influence over the management or policies of the Company or the Bank. In addition, under Mr. McArthur's employment agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank, at the beginning of such period, cease to constitute two-thirds of the Boards of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds (66 2/3%) vote of the initial directors then in office. Mr. McArthur's employment agreement also provides for a similar lump sum payment to be made in the event of the Mr. McArthur's voluntary termination of employment within one year following a change in control of the Bank or the Company.

         The employment agreement with Mr. Cook was effective as of January 1, 1998 and provides for a term of three years. Pursuant to the employment agreement, the Bank will pay Mr. Cook an annual base salary of $90,000. On each anniversary date from the expiration of the initial three year term of the employment agreement, the term of Mr. Cook's employment will be extended for an additional one-year period beyond the then effective expiration date, upon a determination by the Board of Directors of the Bank that the performance of Mr. Cook has met the required performance standards and that such employment agreement should be extended.

         Mr. Cook's employment agreement entitles him to participate with all other senior management employees of the Bank in any discretionary bonuses that the Board of Directors of the Bank may award. In addition, Mr. Cook participates in standard retirement and medical plans, and is entitled to customary fringe benefits, vacation and sick leave. Mr. Cook's employment agreement terminates upon his death or disability, and is terminable for "cause" as defined in the employment agreement. In the event of termination for cause, no severance benefits are payable to Mr. Cook. If the Bank terminates Mr. Cook without cause, he will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the employment agreement plus an additional twelve-month period. Mr. Cook may voluntarily terminate his employment agreement by providing sixty days written notice to the Board of Directors of the Bank, in which case he is entitled to receive only his compensation, vested rights and benefits up to the date of termination. In addition, Mr. Cook's employment agreement contains a provision which permits him to voluntarily terminate his employment with the Bank and receive a continuation of his salary and benefits from the date of termination through the remaining term of the employment agreement plus an additional twelve-month period in the event a constructive discharge occurs. A constructive discharge will occur if
(i) Mr. Cook is required to move his personal residence or perform his principal executive functions more than 35 miles from his primary office (Clanton, Alabama), except for any trips to the principal executive offices of the Bank (Sylacauga, Alabama) in connection with Mr. Cook's duties pursuant to his employment agreement; (ii) there is a material reduction without reasonable cause in Mr. Cook's base compensation, (iii) the Bank fails to continue to provide Mr. Cook with compensation and benefits substantially similar to those provided to him under any of the employee benefit plans in which Mr. Cook currently or in the future becomes a participant; (iv) Mr. Cook is assigned duties and responsibilities materially different from those normally associated with his position as President of the Bank's Western Division; (v) there is a material diminution or reduction in Mr. Cook's responsibilities or authority; or
(vi) there is a material diminution or reduction in the secretarial or administrative support provided to Mr. Cook by the Bank.

         Mr. Cook's employment agreement further provides that, in the event of Mr. Cook's involuntary termination in connection with, or within one year after, any change in control of the Bank or, the Company, other than for "cause," or death or disability, Mr. Cook will be paid, within 10 days of such termination, an amount equal to the difference between: (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code; and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Mr. Cook receives on account of the change in control. Such payment would be reduced to the extent it would cause the Bank to fail to meet any of its regulatory capital requirements. Under Mr. Cook's employment agreement, "change in control" generally refers to a change in ownership, holding or power to vote more than 25% of the Company's or the Bank's voting stock, a change in the ownership or possession of the ability to control the election of a majority of the Bank's or the Company's directors or the exercise of a controlling influence over the management or policies of the Company or the Bank. In addition, under Mr. Cook's employment agreement, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank, at the beginning of such period, cease to constitute two-thirds of the Boards of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds (66 2/3%) vote of the initial directors then in office. Mr. Cook's employment agreement also provides for a similar lump sum payment to be made in the event of Mr. Cook's voluntary termination of employment within one year following a change in control of the Bank or the Company.

DEFERRED COMPENSATION AGREEMENTS

         The Bank has entered into deferred compensation agreements (collectively, the "Deferred Compensation Agreements") with Mr. Stroup and Mr. McArthur, pursuant to which each will receive certain retirement benefits at age
65. Under the Deferred Compensation Agreements, benefits are payable for 15 years. A portion of the retirement benefits accrue each year until age 65 or, if sooner, until termination of employment. If Mr. Stroup remains in the employment of the Bank until age 65, his annual benefit will be $65,000. If Mr. McArthur remains in the employment of the Bank until age 65, his annual benefit will be $45,000. If either of these officers die prior to age 65, while in the employment of the Bank, the full retirement benefits available under the deferred compensation agreements will accrue and will, thereupon, be payable to their respective beneficiaries. The retirement benefits available under the Deferred Compensation Agreements are unfunded. However, the Bank has purchased life insurance policies on the lives of these officers that will be available to the Company and the Bank to provide, both, for retirement benefits and for key man insurance. The costs of these arrangements was $57,075 in each of 1997, 1996 and 1995.

MANAGEMENT RECOGNITION PLANS

         The Board of Directors of the Company has adopted two management recognition plans, denominated SouthFirst Bancshares, Inc. Management Recognition Plan "A" ("Plan A") and SouthFirst Bancshares, Inc. Management Recognition Plan "B" ("Plan B") (collectively, the "Plans"). The objective of the Plans is to enable the Company and the Bank to reward and retain personnel of experience and ability in key positions of responsibility by providing such personnel with a proprietary interest in the Company and by recognizing their past contributions to the Company and the Bank, and to act as an incentive to make such contributions in the future.

         Plan A and Plan B are identical except that Plan A provides for awards to employees, as well as to non-employee directors, of the Company and the Bank, while Plan B provides for awards only to employees. Non-employee directors are entitled to participate in Plan A only, as described in the preceding sentence. The Plans are administered by a committee (the "Committee") of the Company's Board of Directors. Awards under the Plans are in the form of restricted stock grants (the "MRPs"). Each MRP has reserved a total of 16,600 shares of Common Stock for issuance pursuant to awards made by the Committee. Such shares, with respect to each Plan, are held in trust until awards are made by the Committee, at which time the shares are distributed from the trust to the award recipient. Such shares will bear restrictive legends until vested, as described below. The Committee may make awards to eligible participants under the MRPs in its discretion, from time to time. Under Plan A, on November 15, 1995 each non-employee director serving in such capacity on February 13, 1995 (the effective date of the Conversion) automatically received an award of 1,660 shares. In selecting the employees to whom awards are granted under the Plans, the Committee considers the position, duties and responsibilities of the employees, the value of their services to the Company and the Bank and any other factors the Committee may deem relevant. As of September 30, 1996, a total of 33,200 shares had been awarded under the Plans and, as of that date, no further shares were available for future issuance.

         Once an award is made, a participant "earns" the shares under the award (i.e., the shares vest) at the rate of 20% per year, commencing on the first anniversary of the date of the award. The Committee may, however, from time to time and in its sole discretion, accelerate the vesting with respect to any participant, if the Committee determines that such acceleration is in the best interest of the Company. If a participant terminates employment for reasons other than death or disability, the participant forfeits all rights to the allocated shares under restriction. If the participant's termination is caused by death or disability, all restrictions expire and all shares allocated become vested and consequently, unrestricted. Participants will recognize compensation income when their interests vest, or at such earlier date pursuant to a participant's election to accelerate recognition pursuant to
Section 83(b) of the Internal Revenue Code.

STOCK OPTION PLAN

         On June 8, 1994, the Company's Board of Directors adopted a Stock Option Plan denominated SouthFirst Bancshares, Inc. Stock Option and Incentive Plan, which was approved by the shareholders of the Company on September 27, 1995 (the "1995 Stock Option and Incentive Plan"). The objective of the 1995 Stock Option and Incentive Plan is to attract, retain, and motivate the best possible personnel for positions of substantial responsibility with the Company and the Bank. The 1995 Stock Option and Incentive Plan provides select officers, directors, and employees of the Bank and the Company with an opportunity to participate in the ownership of the Company. The 1995 Stock Option and Incentive Plan authorizes the grant of up to 83,000 shares of Common Stock to select officers, directors, and employees in the form of (i) incentive and nonqualified stock options ("Options") or (ii) Stock Appreciation Rights ("SARs") (Options and SARs are referred to herein collectively as "Awards"), as determined by the committee administering the 1995 Stock Option and Incentive Plan. The exercise price for Options and SARs may not be less than the fair market value of the shares on the day of the grant, and no Awards shall be exercisable after the expiration of ten years from the date of the grant. The 1995 Stock Option and Incentive Plan has a term of 10 years unless earlier terminated by the Company's Board of Directors. The 1995 Stock Option and Incentive Plan is administered by a committee of the directors of the Company (the "Option Plan Committee"). Except as discussed below with respect to non-employee directors, the Option Plan Committee has complete discretion to make Awards to persons eligible to participate in the 1995 Stock Option and Incentive Plan, and will determine the number of shares to be subject to such Awards, and the terms and conditions of such Awards. In selecting the persons to whom Awards are granted under the 1995 Stock Option and Incentive Plan, the Option Plan Committee will consider the position, duties, and responsibilities of the employees, the value of their services to the Company and the Bank, and any other factor the Option Plan Committee may deem relevant to achieving the stated purpose of the 1995 Stock Option and Incentive Plan.

         Options granted under the 1995 Stock Option and Incentive Plan are exercisable on a cumulative basis in equal installments of 20% per year commencing one year from the date of grant except that all options would be 100% exercisable in the event the optionee terminates his employment due to death, disability or retirement or in the event of a change in control of the Bank or the Company.

         In order to attract and retain members of the Board of Directors of the Company who contribute to the Company's success, the 1995 Stock Option and Incentive Plan further provides for the award of nonqualified stock options to non-employee directors of the Company. All directors who were not employees of the Company, as of November 15, 1995 (the date of the approval of the 1995 Stock Option and Incentive Plan by the shareholders of the Company and the OTS), received non-qualified stock options for the purchase of 4,150 shares with an exercise price equal to $14.00 per share, the fair market value of the Company's Common Stock on the date of grant.

         As of September 30, 1996, a total of 83,000 shares had been issued under the 1995 Stock Option and Incentive Plan and, as of that date, no further shares were available for future issuance. Since September 30,

1996, grants to purchase 4,150 shares of Common Stock expired prior to being exercised and, consequently, the 4,150 shares reserved to be issued pursuant to such expired grants became available for re-issuance under the 1995 Stock Option and Incentive Plan. On January 28, 1998, the Board of Directors of the Bank reissued the 4,150 shares available under the 1995 Stock Option and Incentive Plan in conjunction with certain additional stock option grants made pursuant to the SouthFirst Bancshares, Inc. 1998 Stock Option and Incentive Plan (the "1998 Stock Option and Incentive Plan"). For a description of the 1998 Stock Option and Incentive Plan, see "AGENDA ITEM THREE - PROPOSAL TO ADOPT 1998 STOCK OPTION AND INCENTIVE PLAN."

         The following table provides certain information concerning each exercise of stock options under the Company' 1995 Stock Option and Incentive Plan during the fiscal year ended September 30, 1997 by the named executive officers and the fiscal year end value of unexercised options held by such person:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                          Number of Securities     Value of Unexercised
                                                                               Underlying              In-the-Money
                                                                           Unexercised Options      Options at Fiscal
                                                                           at Fiscal Year End            Year End
                              Shares Acquired             Value               Exercisable/             Exercisable/
        Name                    on Exercise             Realized              Unexercisable          Unexercisable(1)
        ----                   -------------            --------              -------------          ----------------
Donald C. Stroup                     0                     $0                 4,150/16,600           $17,119/$68,475
Joe K. McArthur                      0                     $0                 2,656/10,624           $10,956/$43,824

--------------

(1) Represents the value of unexercised, in-the-money stock options on September 30, 1997, using the $18.125 closing price of SouthFirst Common Stock on that date.

EMPLOYEE RETIREMENT SAVINGS PLAN

         The Bank has established a savings and profit-sharing plan that qualifies as a tax-deferred savings plan under Section 401(k) of the Internal Revenue Code (the "401(k) Plan") for its salaried employees who are at least 21 years old and who have completed one year of service with the Bank. Under the 401(k) Plan, eligible employees may contribute up to 10% of their gross salary to the 401(k) Plan or $9,500, whichever is less. Each participating employee is fully vested in contributions made by such employee. Prior to the Bank's adoption of an Employee Stock Ownership Plan (see "--Employee Stock Ownership Plan"), the first 1% to 3% of employee compensation was matched by a Bank contribution of $0.50 for each $1.00 of employee contribution and contributions from 4% to 6% were 100% matched. During this period, contributions were 100% vested following the completion of five years of service and were invested in one or more investment accounts administered by an independent plan administrator.

EMPLOYEE STOCK OWNERSHIP PLAN

         The Bank has adopted an Employee Stock Ownership Plan (the "ESOP") for the exclusive benefit of participating employees. All employees of the Bank who have attained age 21 and who have completed a year of service with the Bank are eligible to participate in the ESOP. The Company has loaned the ESOP $664,000, the proceeds of which the ESOP used to purchase 66,400 shares of the Company's Common Stock.

This loan is secured by the shares purchased with the proceeds of the loan. Shares purchased with the loan proceeds are held in a suspense account for allocation among participants as the loan is repaid.

         Contributions to the ESOP are expected to be used to repay the ESOP loan. Shares released from the suspense account as the ESOP loan is repaid, any contributions to the ESOP that are not used to repay the ESOP loan, and forfeitures will be allocated among participants on the basis of their relative compensation. With the exception of terminations due to death, disability or retirement, a participant must be employed by the Bank on the last day of the plan year and have earned 1,000 hours of service during the plan year in order to share in the allocation for the plan year. Any dividends paid on unallocated shares of the Company's Common Stock are to be used to repay the ESOP loan; any dividends paid on shares of the Company's Common Stock allocated to participant accounts will be credited to said accounts.

         A participant will become 20% vested in his benefits under the ESOP once he or she has provided two years of service to the Bank. The participant will earn an additional 20% for each additional year of service so that he or she is fully vested once he or she has completed six years of service. Participants also become fully vested upon death, disability, attainment of normal retirement age, and termination of the ESOP. For vesting purposes, a year of service means any plan year in which an employee completes at least 1,000 hours of service with the Bank. An employee's years of service prior to the ESOP's effective date will be considered for purposes of determining vesting under the ESOP.

         A participant who separates from service because of death, disability or retirement will be entitled to receive an immediate distribution of his or her benefits. A participant who separates from service for any other reason will be eligible to begin receiving benefits once he or she has incurred his or her fifth one year break in service. Distributions will generally be made in whole shares of the Company's Common Stock, with the value of fractional shares being paid in cash. Although accounts will generally be distributed in a lump sum, accounts valued in excess of $500,000 may be distributed in installments over a five-year period.

         The Company is the plan administrator of the ESOP and Regions Bank, Birmingham, Alabama serves as the trustee of the ESOP (the "ESOP Trustee"). A participant may vote any shares of the Company's Common Stock that are allocated to his or her account. Any unallocated shares of the Company's Common Stock and allocated shares of the Company's Common Stock for which no timely direction is received is voted by the ESOP Trustee in accordance with its fiduciary obligations.

COMPENSATION OF DIRECTORS

         Each member of the Bank Board of Directors (other than the Chairman) receives a fee of $750 for each board meeting attended (with one excused absence), and each non-employee director of the Bank, if a member of a committee, receives $500 for each committee meeting attended. The Chairman of the Bank Board of Directors receives a fee of $850 for each board meeting attended. Each member of the Company Board of Directors receives a fee of $500 for each board meeting attended. Members of the Loan Committee are paid $600 per month rather than receiving a fee for each committee meeting attended.

         The Company has adopted, by resolution of the Board of Directors of the Company, a dividend incentive plan pursuant to which holders of options to purchase the Company's Common Stock are paid an amount equal to the number of shares underlying stock options held by them, multiplied by the amount of dividends per share paid by the Company to the holders of its Common Stock. Accordingly, during fiscal 1997, each non-employee director was paid a total of $2,075 with respect to the shares of Common Stock underlying options held by him. Further, each non-employee director was paid a total of $830 with respect to the MRPs held by him as provided under the applicable Management Recognition Plan.

                              CERTAIN TRANSACTIONS

         No directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Company (other than loans) involving more than $60,000 during the period from the year ended September 30, 1996 through February 24, 1998. The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Bank to its officers and executive officers are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. In addition, all future credit transactions with such directors, officers and related interests of the Company and the Bank will be on substantially the same terms as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions with unaffiliated persons and must be approved by a majority of the directors of the Company, including the majority of the disinterested directors. At September 30, 1997, the aggregate of all loans by the Bank to its officers, directors, and related interests was $1,108,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company presently does not have a compensation committee because no officers of the Company receive any compensation for services to the Company. All officers of the Company are compensated by the Bank solely for their services to the Bank. In addition, directors are paid for attendance at the Bank committee meetings, but employee members of committees are not paid. Donald C. Stroup, President and Chief Executive Officer of the Company and the Bank, and Joe K. McArthur, Executive Vice President, Chief Operating Officer, and Chief Financial Officer of the Bank, serve as members of the Wage and Compensation Committee of the Bank. The Bank's Wage and Compensation Committee is responsible for reviewing salaries and benefits of directors, officers, and employees of the Bank. The Company had no "interlocking" relationships existing on or after the year ended September 30, 1997 in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Bank Board, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Bank Board.

                        REPORT OF COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

         In accordance with the proxy statement rules of the Securities and Exchange Commission, the Wage and Compensation Committee of the Board of Directors of the Bank (the "Compensation Committee") offers the following report regarding compensation policies for executive officers and the Chief Executive Officer of the Bank and information with respect to compensation paid to such persons during the last fiscal year. The Company presently does not have a compensation committee as no officers of the Company receive any compensation for services to the Company. All executive officers are compensated by the Company's wholly-owned subsidiary, the Bank, solely for their services to the Bank.

         The Compensation Committee of the Board of Directors is comprised of Messrs. Stroup, McArthur and three non-employee directors of the Bank. It is the Committee's responsibility to establish the salaries, bonuses and other compensation of the Chief Executive Officer and other executive officers of the Bank.

         The Compensation Committee utilizes the following guidelines for compensation decisions:

         - Provide a competitive compensation package that enables the Company and the Bank to attract and retain key executives.

         - Integrate compensation programs with the Company's and the Bank's annual and long-term business strategies and objectives and focus executive actions on the fulfillment of those objectives.

         The Bank's executive compensation program generally consists of base salary, bonuses and equity incentives in the form of stock options and restricted stock awards. Base salaries and bonuses for executive officers are reviewed and adjusted annually following a review of the Bank's performance during the previous fiscal year, the individual's contribution to that performance and the individual's level of responsibility. To align executive officers' interests more closely with the interests of the stockholders of the Company and the Bank, the Bank's compensation program emphasizes the grant of stock options exercisable for shares of Common Stock and awards of restricted stock under the Company's Management Recognition Plans. The amount of such awards, if any, is determined from time to time by the Stock Option Committee and the Management Recognition Plan Committee except that decisions respecting the amount and recipients of stock option grants and SAR awards under the 1998 Stock Option and Incentive Plan, adopted by the Company's Board of Directors on January 21, 1998 (see "AGENDA ITEM TWO, PROPOSAL TO ADOPT 1998 STOCK OPTION AND INCENTIVE PLAN"), shall be made by the entire Board of Directors of the Company. The Committees, and in the case of the 1998 Stock Option and Incentive Plan, the Company's Board of Directors, may take into account various factors in determining the size of stock option grants and other awards, including the need to attract and retain individuals who will provide valuable service to the Company and the Bank. In order that the Option Plan Committee and the Management Recognition Plan Committee may remain disinterested in its administration of the Company's 1995 Stock Option and Incentive Plan and the Company's Management Recognition Plans, Messrs. Stroup and McArthur are not members of either the Option Plan Committee or the Management Recognition Plan Committee.

         The Chief Executive Officer's compensation, as well as that of the Executive Vice President, Chief Operating Officer and Chief Financial Officer, is comprised of a base salary which is directly related to the responsibilities of the position and a bonus which is related to the Company's performance. The Chief Executive Officer and the Executive Vice President work together as a corporate team and, as such, bear the principal burden of corporate management decisions -- the Chief Executive Officer, of course, bearing final responsibility. Thus, these two officers participate more heavily in the division of bonus awards. For fiscal 1997, these two officers received 20.8% of total bonus awards.

         The fiscal 1997 compensation of Donald C. Stroup, the President and Chief Executive Officer of the Company and the Bank, and of Joe K. McArthur, the Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Bank, was established by the terms of employment agreements with the Company at $100,308 and $73,380, respectively, plus any discretionary bonuses that the Board of Directors of the Company or the Bank may award. The Board of Directors elected to grant a regular bonus of $16,718 to Mr. Stroup and a regular bonus of $12,230 to Mr. McArthur in fiscal 1997. During Fiscal 1997, the Company also paid an aggregate of $414,000 in dividends to its stockholders. Accordingly, under the Management Recognition Plans and the Company's Dividend Incentive Plan, which is designed to permit officers and directors of the Company and the Bank to earn dividends on shares of Common Stock underlying unexercised stock options, Messrs. Stroup and McArthur were paid dividends of $10,375 and $6,640, respectively on shares of unvested Restricted Stock and shares subject to unexercised options held by them. These dividends were treated as bonuses paid by the Company to Messrs. Stroup and McArthur.

         In approving the compensation paid to Mr. Stroup and Mr. McArthur in fiscal 1997, the Compensation Committee considered the following factors:

         (a) the reasonableness of Mr. Stroup's and Mr. McArthur's salary in amount relative to the executive officers of similarly placed banks;

         (b) Mr. Stroup's and Mr. McArthur's performance in light of the performance of the Company and the Bank and their prospects; and

         (c)      the performance of the Company's Common Stock.

         A significant portion of the compensation received by Messrs. Stroup and McArthur was in the form of equity awards and dividends relating to such equity awards. In light of the outstanding performance of the Company's Common Stock and the amount of dividends paid to the stockholders of the Company in fiscal 1997, the Compensation Committee considered such compensation of Messrs. Stroup and McArthur to be reasonable. During fiscal 1997, the Company paid an aggregate of $414,000 in dividends. It was determined that a majority of these dividends paid in fiscal 1997, as well as since the Company's initial public offering, will be treated, for income tax purposes, as a "return of capital," as opposed to ordinary income. Accordingly, taking into account the dividends paid to stockholders and their treatment for income tax purposes as a return of capital, the value of the stockholders' Common Stock appreciated significantly. Based on this analysis, the Compensation Committee determined that the compensation paid to Messrs. Stroup and McArthur to be fair and reasonable.

         With respect to the other executive officers of the Bank, the Compensation Committee considered the compensation levels to be commensurate with those of similarly positioned executives in similar banks.

                    Donald C. Stroup          John T. Robbs
                    Joe K. McArthur           Charles R. Vawter, Jr.
                    Paul A. Brown

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

         Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total stockholder return on stocks included in the American Stock Exchange, Inc. ("AMEX") Market Index, the AMEX Financial Sub Index ("AMEX Fin. Sub Index") and the Dow Jones Industry Group SAL (Savings & Loan) Index during the period commencing February 14, 1995 (the date the Company's Common Stock commenced trading on the AMEX) and ending September 30, 1997. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on February 14, 1995.

         In 1997, the composition of the Amex Fin. Sub Index was changed by its publisher and a newly developed index, bearing the same name, was published in its place. Upon a review of the companies constituting the basis for the revised Amex Fin. Sub Index, the Company has determined that the revised Amex Fin. Sub Index no longer bears an appropriate relationship to the Company for purposes of performance comparisons and performance evaluation. However, under the Securities and Exchange Commission reporting regulations, the Company is required to report its performance, as compared to the Amex Fin. Sub Index. Accordingly, the Amex Fin. Sub Index, as plotted in the Performance Graph below, is a composite of the former Amex Fin. Sub Index for 1995 and 1996 and the new Amex Fin. Sub Index for 1997. The Company has selected the Dow Jones Industry Group SAL (Savings & Loan) Index to replace the Amex Fin. Sub Index. Therefore, the Company's performance as compared to the Dow Jones Industry Group SAL (Savings & Loan) Index is also shown below.

                      [Performance Graph on Following Page]

                     COMPARES CUMULATIVE TOTAL RETURN AMONG
                 SOUTHFIRST BANCSHARES, INC., AMEX MARKET INDEX,
                 AMEX FINANCIAL SUB INDEX AND DOW JONES INDUSTRY
                        GROUP SAL (SAVINGS & LOAN) INDEX

                                                            FISCAL YEAR ENDING
                                                    -----------------------------------
        COMPANY                                      1995      1995      1996     1997
SouthFirst Bancshares, Inc.                         100.00    128.27    132.51   199.11
Amex Market Index                                   100.00    124.29    129.36   157.31
Amex Financial Sub Index                            100.00    117.22    135.81    29.17
Dow Jones Industry Group
   SAL (Savings & Loan) Index                       100.00    135.46    160.51   271.68



                    ASSUMES $100 INVESTED ON FEBRUARY 14,1995
                          ASSUMES DIVIDENDS REINVESTED
                      FISCAL YEAR ENDING SEPTEMBER 30, 1997

                                 AGENDA ITEM TWO
             PROPOSAL TO ADOPT 1998 STOCK OPTION AND INCENTIVE PLAN

         On January 28, 1998, the Board of Directors of the Company adopted the SouthFirst Bancshares, Inc. 1998 Stock Option and Incentive Plan (the "1998 Stock Option and Incentive Plan") for eligible directors, officers and key employees of the Company and its subsidiaries and affiliates. The Board of Directors of the Company recommends that the Company's shareholders vote for approval of the 1998 Stock Option and Incentive Plan, which provides for the grant of incentive and nonqualified stock options (individually an "Option" and collectively "Options") and stock appreciation rights ("SARs"). The purpose of the 1998 Stock Option and Incentive Plan is to encourage and enable participating directors, officers and key employees to remain in the employ of and to give a greater effort on behalf of the Company and its subsidiaries and affiliates. Approval of the 1998 Stock Option and Incentive Plan will require the affirmative vote of a majority of the votes entitled to be cast at the Annual Meeting of Shareholders.

         The Company has granted Options pursuant to the 1998 Stock Option and Incentive Plan as follows: (i) each named executive officer of the Company (Donald C. Stroup: 10,030 shares; Joe K. McArthur: 7,428 shares; Bobby R. Cook:
4,726 shares; Jimmy C. Maples: 4,051 shares); (ii) all current executive officers as a group: 26,235 shares; (iii) all current directors of the Company and the Bank who are not executive officers, as a group: 22,626 shares; (iv) each nominee for election as a director (Bobby R. Cook: 4,726 shares; J. Malcomb
Massey: 3,726 shares; H. David Foote, Jr.: 2,700 shares; John T. Robbs 2,700 shares); all employees, including all current officers who are not executive officers, as a group: 18,226 shares.

         The following discussion of the principal features and effects of the 1998 Stock Option and Incentive Plan is qualified in its entirety by reference to the full text of the Plan, which is set forth in Exhibit A attached hereto and incorporated herein by this reference.

EFFECTIVE DATE

         The effective date of the Plan is January 28, 1998. The 1998 Stock Option and Incentive Plan shall remain in effect until all shares subject to or which may become subject to the Plan shall have been purchased pursuant to Options or shall have been charged against the 1998 Stock Option and Incentive Plan with respect to the grant of Options and SARs under circumstances in which the charged shares shall not have become available for reissuance under the 1998 Stock Option and Incentive Plan, provided that Options and SARs under the 1998 Stock Option and Incentive Plan must be granted within ten (10) years from the effective date.

SHARES SUBJECT TO THE 1998 STOCK OPTION AND INCENTIVE PLAN

         The shares of the Company's Common Stock available for issuance under the 1998 Stock Option and Incentive Plan may, at the election of the Board of Directors, be either treasury shares or shares originally issued for such purpose. The maximum number of shares which shall be reserved and made available for sale under the 1998 Stock Option and Incentive Plan shall be 63,361. Any shares subject to an Option or an SAR which for any reason expires or is terminated prior to its exercise, except for shares relating to an Option granted in conjunction with an SAR the exercise of which terminates the Option, may again be subject to an Option or SAR under the 1998 Stock Option and Incentive Plan.

PERSONS ELIGIBLE TO PARTICIPATE IN THE 1998 STOCK OPTION AND INCENTIVE PLAN

         Under the 1998 Stock Option and Incentive Plan, Options and SARs may be granted only to directors, officers, key employees and consultants or advisors of the Company who are in a position to contribute significantly to the effective management and operation of the Company. Only officers and employees of the Company, however, are eligible to receive incentive stock options and SARs under the 1998 Stock Option and Incentive Plan.

ADMINISTRATION OF THE 1998 STOCK OPTION AND INCENTIVE PLAN

         The 1998 Stock Option and Incentive Plan will be administered by the Board of Directors of the Company or by a committee comprised of no fewer than three (3) members appointed by the Board of Directors of the Company from among its members (the "Committee"). Members of the Committee must be "Disinterested Persons" as such term is defined under Rule 16b-3 under the 1934 Act, as amended. Subject to the provisions of the 1998 Stock Option and Incentive Plan, and with the exception of certain nonqualified options granted to non-employee directors, the Board of Directors or the Committee has the authority to determine the individuals to whom Options and SARs shall be granted and to determine exercise prices, vesting requirements, the term of and the number of shares covered by each Option and SAR.

AWARDS AVAILABLE UNDER THE 1998 STOCK OPTION AND INCENTIVE PLAN

         The 1998 Stock Option and Incentive Plan provides for the award of incentive stock options to employees of the Company and its subsidiaries and affiliates and for the award of non-qualified stock options to non-employee directors of the Company and the Bank. In addition, SARs may be granted under the Plan to employees of the Company and its subsidiaries and affiliates. SARs may be granted in conjunction with or independently of any Options granted under the 1998 Stock Option and Incentive Plan. SARs granted independently of any Option are subject to the terms and conditions of the Award Agreement, as such terms and conditions are determined by the Board of Directors of the Company or the Committee, except that the period of exercisability shall be the same as that set forth for Options granted under the 1998 Stock Option and Incentive Plan. See "Exercise of Options and SARs" and "Termination of Employment." SARs granted in tandem with an incentive stock option ("Tandem Incentive SARs") are subject to the same requirements as the incentive stock option with respect to its expiration, period of exercisability, exercise price and transferability. In addition, the Tandem Incentive SAR may only be exercised when the market value of the shares of Common Stock subject to the incentive stock option to which it relates exceeds the exercise price of the incentive stock option. Any election to exercise a SAR must be made during the period beginning on the 3rd business day following the release for publication of quarterly or annual financial information about the Company and ending on the 12th business day following such date. Upon the exercise of an SAR, a participant shall be entitled to receive an amount in cash or shares of the Company's Common Stock equal in value to the excess of the fair market value of one share of Common Stock over the exercise price per share specified in the related Option or SAR, multiplied by the number of shares in respect of which the SAR is exercised, with the Board or the Committee having the right to determine the form of payment.

EXERCISE PRICE, TERMS OF EXERCISE AND PAYMENT FOR SHARES

         Each Option and SAR granted under the 1998 Stock Option and Incentive Plan will be represented by an award agreement (the "Award Agreement") which shall set forth the terms particular to that Option or SAR, including the number of shares covered by the Option or SAR, the exercise price, the term of the Option or SAR and any vesting requirements.

         The exercise price of Options and Tandem Incentive SARs granted under the 1998 Stock Option and Incentive Plan will be determined by the Board of Directors or the Committee, but in no event shall be less than 100% of the market price of the Company's Common Stock on the date of the grant of the Option or the Tandem Incentive SAR. The exercise price for Options and Tandem Incentive SARs granted under the 1998 Stock Option and Incentive Plan is determined as follows: (i) if the Company's Common Stock is listed on a national securities exchange on the date in question, then the exercise price shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the exercise price shall be not less than the mean between the bid and asked price on such date; or (ii) if the Company's Common Stock is traded otherwise than on a national securities exchange on the date in question, then the exercise price shall be not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the exercise price shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

         Options may be purchased in whole or in part by the option holder, but in no event later than ten (10) years from the date of the grant. Any incentive stock option or Tandem Incentive SAR granted under the 1998 Stock Option and Incentive Plan to an individual who owns directly or indirectly (under applicable ownership attribution rules) more than 10% of the total combined voting power of all classes of stock of the Company may not be purchased at a price less than 110% of the market price on the day the Option or Tandem Incentive SAR is granted, and no such Option or Tandem Incentive SAR may be exercised more than five (5) years from the date of grant. The purchase price for the shares purchased pursuant to an Option shall be paid in cash, in Common Stock of the Company or in a combination of cash and Common Stock. Upon payment, the Company will deliver stock certificates for such shares to the Option holder.

EXERCISE OF OPTIONS AND SARS

         Options and SARs granted under the 1998 Stock Option and Incentive Plan become exercisable at such times and under such conditions as are permissible under the terms of the 1998 Stock Option and Incentive Plan and of the individual Award Agreement entered into with each award holder, subject to the limitation that the exercise of any Option or Tandem Incentive SARs granted under the 1998 Stock Option and Incentive Plan is subject to, and may not exceed, vesting at a rate of 20% a year, from the date of the Award; provided, however, that each award holder will become 100% vested upon death, permanent and total disability, retirement, or upon the occurrence of a change in control event. Neither an Option nor a SAR may be exercised for a fractional share.

TERMINATION OF EMPLOYMENT

         Generally, an Option or a SAR may be exercised by an award holder only while he is an employee of the Company or its subsidiaries or affiliates and only if he has maintained continuous service with the Company or its subsidiaries or affiliates from the date of the grant of the Option or SAR. In the event that an award holder ceases to be employed by the Company or its subsidiaries or affiliates, or, in the case of a non-employee director, ceases to be a director of the Company or the Bank, for reasons other than for "Cause," as such term is defined in the 1998 Stock Option and Incentive Plan, the Options or SARs granted to such award holder are exercisable for a period of three months after termination of his continuous service with the Company or its subsidiaries or affiliates; provided, that an award holder will have a longer period within which to exercise his Options or SARs if his continuous service with the Company or its subsidiaries or affiliates terminates by reason of (i) death, in which case the Option or SAR may be exercised by the award holder's estate or by the person to whom his rights under such Option or SAR have passed, within a period of two years following the date of termination by reason of the award holder's death, though in no event after the date upon which the Option or SAR would otherwise expire, (ii) permanent and total disability, in which case the Option or SAR may be exercised by the award holder within a period of one year following the date of termination by reason of the award holder's total and permanent disability, though in no event after the date upon which the Option or SAR would otherwise expire, (iii) retirement, in which case the Option or SAR may be exercised by the award holder within a period of six months following the date of termination by reason of the award holder's retirement, though in no event after the date upon which the Option or SAR would otherwise expire, and
(iv) change in control of the Company or the Bank, in which case the Option or SAR may be exercised by the award holder with a period of sixty days beginning on the date of such change in control, after which time the Option or SAR, if not exercised, will expire.

         Options and SARs granted under the 1998 Stock Option and Incentive Plan are exercisable during the lifetime of the award holder only by the award holder. All Options and SARs granted under the 1998 Stock Option and Incentive Plan are non-transferable except by will or under the laws of descent and distribution.

REORGANIZATION AND RECAPITALIZATION

         In case the Company is merged or consolidated with another corporation and the Company is not the survivor, or in case the Company is acquired by another corporation, or in case of a sale or disposition of all or substantially all of the Company's assets, all outstanding awards under the 1998 Stock Option and Incentive Plan must be surrendered by the award holder. With respect to each surrendered award, the Board of Directors, in its sole discretion, may replace the shares subject to each surrendered award with shares changed or exchanged for the Company's Common Stock, together with an appropriate adjustment to the exercise price of such award, or make a cash payment to the award holder in an amount equal to the market value of the shares subject to the award on the date of the reorganization transaction, less the exercise price of the award.

         The number and kind of shares reserved for issuance under the 1998 Stock Option and Incentive Plan, and the number and kind of shares subject to outstanding awards (and the exercise price thereof), will be proportionately adjusted for any increase, decrease, change or exchange of shares of the Company's Common Stock for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

LIMITATION ON NUMBER OF SHARES THAT MAY BE PURCHASED

         For incentive stock options and Tandem Incentive SARs granted under the 1998 Stock Option and Incentive Plan, the aggregate fair market value (determined at the time the option was granted) of the shares with respect to which incentive stock options and Tandem Incentive SARs are exercisable for the first time by an award holder during any calendar year shall not exceed $100,000. Any excess over such amount shall be deemed to be related to and part of a nonqualified stock option.

AMENDMENT AND TERMINATION OF THE PLAN

         With respect to any shares of Common Stock at the time not subject to Options, the Board of Directors may at any time and from time to time, terminate, modify or amend the 1998 Stock Option and Incentive Plan in any respect, except that no such modification or amendment shall be made absent the approval of the shareholders of the Company to: (i) increase the number of shares for which Options or SARs may be granted under the 1998 Stock Option and Incentive Plan; (ii) extend the period during which Options or SARs may be granted or exercised; (iii) change the class of persons eligible for awards of Options or SARs; or (iv) otherwise materially modify the requirements as to eligibility for participation in the 1998 Stock Option and Incentive Plan. The Company's Board of Directors may also suspend the granting of Options and SARs pursuant to the 1998 Stock Option and Incentive Plan at any time and may terminate the 1998 Stock Option and Incentive Plan at any time; provided, however, no such suspension or termination shall modify or amend any Option or SAR granted before such suspension or termination unless the affected participant consents in writing, to such modification or amendment or there is a dissolution or liquidation of the Company.

FEDERAL INCOME TAX CONSEQUENCES

         Incentive Stock Options. All stock options granted or to be granted under the 1998 Stock Option and Incentive Plan which are designated as incentive stock options are intended to be incentive stock options as defined in Section 422 of the Code.

         Under the provisions of Section 422 of the Code, neither the holder of an incentive stock option nor the Company will recognize income, gain, deduction or loss upon the grant or exercise of an incentive stock option. An option holder will be taxed only when the stock acquired upon exercise of his or her incentive stock option is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition the option holder has held the shares for the required holding period (two years from the date the option was granted and one year from the date of the transfer of the shares to the option holder), the option holder will recognize long-term capital gain or loss, as the case may be, based upon the difference between his exercise price and the net proceeds of the sale. However, if the option holder disposes of the shares before the end of such holding period, the option holder will recognize ordinary income on such disposition in an amount equal to the lesser of:

         (a) the gain on the sale or other disposition; or

         (b) the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price, with any excess gain being capital gain, long-term or short-term, depending on the holding period of the shares on the date of sale or other taxable disposition.

         The foregoing discussion and the reference to capital gain or loss treatment therein assumes that the option shares are a capital asset in the hands of the option holder. A sale or other disposition which results in the recognition of ordinary income to the option holder will also result in a corresponding income tax deduction for the Company.

         Incentive stock options offer two principal tax benefits: (1) the possibility of recognizing a long-term capital gain rather than ordinary income to the extent of the excess of fair market value of the stock over the option price at the time of exercise, and (2) the deferral of recognition of gain until disposition of the stock acquired upon the exercise of the option.

         The Taxpayer Relief Act of 1997 (the "1997 Tax Act") made significant changes to individual capital gains tax rates. The 1997 Tax Act generally reduces the maximum tax rate for gains realized by individual taxpayers from the sale of capital assets held for more than eighteen months from 28% to 20% (18% if the property has been held for more than five years and is acquired and sold after the year 2000). For capital assets held for more than one year but not more than eighteen months, the maximum tax rate remains at 28%, as it was under prior law. In addition, taxpayers otherwise subject to the 15% rate bracket will be entitled to a 10% maximum tax rate on long-term capital gains (8% if the property has been held for more than five years and is sold after the year
2000). The new maximum tax rates for long-term capital gains will apply for purposes of both the regular income tax and the alternative minimum tax. However, the excess of the fair market value of shares acquired through the exercise of an incentive stock option over the exercise price is taken into account in computing an individual taxpayer's alternative minimum taxable income. Thus, the exercise of an incentive stock option could result in the imposition of an alternative minimum tax liability.

         In general, an Option granted under the 1998 Stock Option and Incentive Plan which is designated as an incentive stock option will be taxed as described above. However, in some circumstances an Option which is designated as an incentive stock option will be treated as a nonqualified stock option and the holder taxed accordingly. For example, a change in the terms of an Option which gives the employee additional benefits may be treated as the grant of a new Option. Unless all the criteria for treatment as an incentive stock option are met on the date the "new Option" is considered granted (such as the requirement that the exercise price of the option be not less than the fair market value of the stock as of the date of the grant), the Option will be treated and taxed as a nonqualified stock option.

         Nonqualified Stock Options. All Options granted or to be granted under the 1998 Stock Option and Incentive Plan which do not qualify as incentive stock options are nonqualified options not entitled to special tax treatment under
Section 422 of the Code.

         A participant in the 1998 Stock Option and Incentive Plan will recognize taxable income upon the grant of a nonqualified stock Option only if such Option has a readily ascertainable fair market value as of the date of the grant. In such a case, the Option holder will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the Option as of such date over the price, if any, paid for such Option. No income would then be recognized on the exercise of the Option, and when the shares obtained through the exercise of the Option are disposed of in a taxable transaction, the resulting gain or loss would be capital gain or loss (assuming the shares are a capital asset in the hands of the Optionee). However, under the applicable Treasury Regulations, the nonqualified stock Options issued under the 1998 Stock Option and Incentive Plan will not have a readily ascertainable fair market value unless at the time such Options are granted similar Options of the Company are actively traded on an established market. The Company presently has no such actively traded Options.

         Upon the exercise of a nonqualified option not having a readily ascertainable fair market value, the option holder recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price for those shares. The Company is not entitled to an income tax deduction with respect to the grant of a nonqualified stock option or the sale of stock acquired pursuant thereto. The Company generally is permitted a deduction equal to the amount of ordinary income the option holder is required to recognize as a result of the exercise of a nonqualified stock option.

         Stock Appreciation Rights. On the exercise of a SAR granted under the Plan, the participant generally will recognize taxable ordinary income in an amount equal to the sum of the cash and the fair market value of the Common Stock (determined as of the date of exercise of the SAR), if any, received. A Plan participant will not recognize a loss on the termination of an unexercised SAR received under the Plan.

         General. The 1998 Stock Option and Incentive Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

         THE PRECEDING DISCUSSION IS BASED UPON FEDERAL TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS PROSPECTUS, WHICH ARE SUBJECT TO CHANGE, AND UPON AN INTERPRETATION OF THE STATUTORY PROVISIONS OF SECTION 422 OF THE CODE, ITS LEGISLATIVE HISTORY AND RELATED INCOME TAX REGULATIONS. FURTHERMORE, THE FOREGOING IS ONLY A GENERAL DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE 1998 STOCK OPTION AND INCENTIVE PLAN AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF ALL FEDERAL INCOME TAX ASPECTS OF THE 1998 STOCK OPTION AND INCENTIVE PLAN. PARTICIPANTS MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXES IN CONNECTION WITH THE GRANT OR EXERCISE OF OPTIONS GRANTED UNDER THE 1998 STOCK OPTION AND INCENTIVE PLAN AND THE SALE OR OTHER DISPOSITION OF SHARES ACQUIRED UPON EXERCISE OF THE OPTIONS. EACH EMPLOYEE RECEIVING A GRANT OF OPTIONS OR SARS SHOULD CONSULT WITH HIS OR HER PERSONAL TAX ADVISOR REGARDING FEDERAL, STATE AND LOCAL TAX CONSEQUENCES OF PARTICIPATING IN THE 1998 STOCK OPTION AND INCENTIVE PLAN.

         The Board of Directors recommends that the Company's shareholders approve the 1998 Stock Option and Incentive Plan.

                                    AUDITORS

         The firm of KPMG Peat Marwick, LLP, independent certified public accountants, audited the financial statements of the Company for the fiscal year ended September 30, 1997. Representatives of KPMG Peat Marwick, LLP are expected to be present at the Annual Meeting of Stockholders to respond to stockholders' questions and will have an opportunity to make any statements they consider to be appropriate. The Board of Directors of the Company has not yet selected an independent accounting firm for the 1998 fiscal year and is currently undertaking to make such selection, focusing on the available options, including a cost analysis thereof.

                 STOCKHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

         Stockholders may submit proposals appropriate for stockholder action at the Company's 1999 Annual Meeting, consistent with the regulations of the Securities and Exchange Commission. Proposals by stockholders intended to be presented at the 1999 Annual Meeting must be received by the Company no later than August 31, 1998, in order to be included in the Company's proxy materials for that meeting. Such proposals should be directed to SouthFirst Bancshares, Inc., Attention: Corporate Secretary, 126 North Norton Avenue, Sylacauga, Alabama 35150.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the Proxy in accordance with their judgment of what is in the best interest of the Company.

                                    By Order of The Board of Directors

                                    /s/ Joe K. McArthur

                                    Joe K. McArthur
                                    Secretary

Sylacauga, Alabama
March 5, 1998

                                    EXHIBIT A

                           SOUTHFIRST BANCSHARES, INC.
                      1998 STOCK OPTION AND INCENTIVE PLAN

                           SOUTHFIRST BANCSHARES, INC.
                      1998 STOCK OPTION AND INCENTIVE PLAN

         1.       PURPOSE OF THE PLAN

         The purpose of this SouthFirst Bancshares, Inc. 1998 Stock Option and Incentive Plan (the "Plan") is to advance the interests of SouthFirst Bancshares, Inc. (the "Company"), through providing select key Employees and Directors of the Association, the Company and their Affiliates with the opportunity to acquire Shares and participate in the equity of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to Directors and key Employees of the Company, the Association or any Affiliate to promote the success of the business.

         2.       DEFINITIONS

         As used herein, the following definitions shall apply.

                  (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company or the Association, as such terms are defined in Section 424(e) and (f), respectively, of the Code, and shall also include, as the context requires, the Company and the Association.

                  (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

                  (c) "Association" shall mean First Federal of the South, a Federal Savings Association.

                  (d) "Awards" shall mean, collectively, Options and SARs, unless the context clearly indicates a different meaning.

                  (e) "Board" shall mean the Board of Directors of the Company.

                  (f) "Change in Control" shall mean the occurrence of any one of the following events: (1) a change in the ownership, holding or power to vote more than 25% of the Association's or Company's voting stock, (2) a change in the ownership or possession of the ability to control the election of a majority of the Association's or Company's directors, (3) a change in the ownership or possession of the ability to exercise a controlling influence over the management or policies of the Association or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934) (except in the case of (1), (2) and (3) hereof, ownership or control of the Association or its directors by the Company itself shall not constitute a "Change in Control"), or (4) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company or the Association (the "Continuing Directors") cease for any reason to constitute at least two-thirds of the members of such Board of Directors, provided that any individual whose election or nomination for election as a member of such Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

                  (g) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (h) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

                  (i) "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

                  (j) "Company" shall mean SouthFirst Bancshares, Inc.

                  (k) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave or absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, the Association or an Affiliate.

                  (l) "Director" shall mean any member of the Board or of the Board of Directors of an Affiliate, including any member of the Board or Board of Directors of an Affiliate who is serving as an Emeritus Director.

                  (m) "Disinterested Person" shall mean any member of the Board who, at the time discretion under the Plan is exercised, is a "disinterested person" within the meaning of Rule 16b-3.

                  (n) "Effective Date" shall mean the date specified in Paragraph 15 hereof.

                  (o) "Emeritus Director" means any Director of the Company appointed by the Board who is 72 years of age or older.

                  (p) "Employee" shall mean any person employed by the Company or an Affiliate.

                  (q) "Exercise Price" shall mean the price per Optioned Share at which an Option or SAR may be exercised.

                  (r) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "incentive stock option" within the meaning of Section 422 of the Code.

                  (s) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

                  (t) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, but which is not intended to be, and is not identified as, an ISO.

                  (u) "Officer" means any officer of the Company or an Affiliate.

                  (v) "Option" means an ISO and/or a Non-ISO.

                  (w) "Optioned Shares" shall mean Shares subject to an option granted pursuant to this Plan.

                  (x) "Participant" shall mean any person who receives an Award pursuant to the Plan.

                  (y) "Plan" shall mean the SouthFirst Bancshares, Inc. Stock Option and Incentive Plan.

                  (z) "Retirement" means termination of employment with the Company, other than upon death, Total and Permanent Disability, or for Cause (as defined in Section 8(c)), on or after the date of the 65th birthday of the retiring person, in the case of an Employee, or on or after the date of the 72nd birthday of the retiring person, in the case of a Director; provided that Retirement for any Emeritus Director means termination of his or her directorship, other than for Cause (as defined in Section 8(c)), on or after the date of the 75th birthday of such Emeritus Director.

                  (aa) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. "Share" shall mean one share of Common Stock.

                  (bb) "Rule 16b-3" shall mean Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

 .
                  (cc) "SAR" (or "Stock Appreciation Right") means a right to receive the appreciation in value, or a portion of the appreciation in value, from the date of grant, of a specified number of shares of Common Stock.

                  (dd) "Shares" means Common Stock reserved for issuance under the Plan.

         3.       TERM OF THE PLAN AND AWARDS

                  (a) Term of the Plan. The Plan shall continue in effect for a term of ten (10) years from the Effective Date, unless sooner terminated pursuant to Paragraph 19 hereof. No Award shall be granted under the Plan after ten (10) years from the Effective Date.

                  (b) Term of Awards. The term of each Award granted under the Plan shall be established by the Committee, but shall not exceed ten (10) years from the date of grant; provided, however, that in the case of the grant of an ISO to an Employee who owns shares representing more than 10% of the outstanding Common Stock of the Company at the time the ISO is granted, the term of such ISO shall not exceed five (5) years.

         4.       SHARES SUBJECT TO THE PLAN

                  (a) General Rule. Except as otherwise required by the provisions of Paragraph 12 hereof, the aggregate number of Shares issuable pursuant to Awards shall be 63,361 Shares. Such Shares may either be authorized-but-unissued shares of Common Stock or shares of Common Stock held in treasury. If Awards shall expire, become unexercisable or be forfeited for any reason without having been exercised or become vested in full, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Awards under the Plan.

                  (b) Special Rule for SARs. The number of Shares with respect to which an SAR is granted, but not the number of Shares which the Company delivers or could deliver to an Employee or individual upon exercise of an SAR, shall be charged against the aggregate number of Shares remaining available under the Plan; provided, however, that in the case of an SAR granted in conjunction with an Option, under circumstances in which the exercise of the SAR results in termination of the Option and vice versa, only the number of Shares subject to the Option shall be charged against the aggregate number of Shares remaining available under the Plan. The Shares relating to an Option as to which option rights have terminated by reason of the exercise of a related SAR, as provided in Paragraph 10 hereof, shall not be available for the grant of further Options under the Plan.

         5.       ADMINISTRATION OF THE PLAN

                  (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of not less than three (3) members of the Board who are Disinterested Persons. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Disinterested Persons.

                  (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have the sole and complete authority and discretion (i) to select Participants and grant Awards, (ii) to determine the form and content of Awards to be issued and the form of Agreements under the Plan, (iii) to interpret the Plan, (iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

                  (c) Agreement. Each Award shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such Agreement. The terms of each such Agreement shall be in accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option or SAR, (ii) the number of Shares subject to, and the expiration date of, the Award, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Award, and (iv) the restrictions, if any, to be placed upon such Award, or upon Shares which may be issued upon exercise of such Award.

                  The Chairman of the Committee and such other officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

                  (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

                  (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Award, granted hereunder to the full extent provided for under the Company's Charter or By-Laws with respect to the indemnification of Directors.

         6.       GRANT OF OPTIONS

                  (a) General Rule. In its sole discretion, the Committee may grant Options to Employees of the Company or its Affiliates. Non-Employee Directors may be granted Options only in accordance with

Paragraph 9 hereof.

                  (b) Special Rules for ISOs. The aggregate Market Value, as of the date the Option is granted, of the Shares with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all incentive 1995 Stock Option and Incentive Plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this paragraph, the Committee may grant Options in excess of the foregoing limitation, in which case such Options granted in excess of which limitation shall be Options which are Non-ISOs.

         7.       EXERCISE PRICE FOR OPTIONS

                  (a) Limits on Committee Discretion. The Exercise Price as to any particular Option granted under the Plan shall be determined by the Committee but shall not be less than the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns shares of Common Stock representing more than 10% of the Company's outstanding shares of Common Stock at the time an ISO is granted, the Exercise Price of such ISO shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

                  (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be not less than the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be not less than the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be not less than the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

         8.       EXERCISE OF OPTIONS

                  (a) Generally. Any Option granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of the Plan and of the Agreement granted to a Participant. However, the exercise of any Option granted hereunder shall be subject to, and shall not exceed, vesting at a rate of 20% a year, from the date of the Award, provided that (i) each Participant shall be 100% vested upon death or upon Permanent and Total Disability (as defined in Section 8 (c) below), (ii) each Participant shall be 100% vested upon Retirement, and (iii) each Participant shall be 100% vested upon the occurrence of a Change in Control event in accordance with Section 11, below. An Option may not be exercised for a fractional Share.

                  (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice to the Company of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise.

                  (c) Period of Exercisability. Except to the extent otherwise provided by the Committee in the terms of an Agreement, an Option may be exercised by an Employee only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within three (3) months after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Participant's Continuous Service terminates by reason of --

                  (1) "Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Association and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and- desist order), in which case the Participant's rights to exercise such Option shall expire on the date of such termination;

                  (2) Death, in which case, 100% of the outstanding Options of the deceased Participant such Options having vested in their entirety as a consequence of the death of the Participant, as provided in Section 8(a), may be exercised within two (2) years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution;

                  (3) Permanent and Total Disability (as such term is defined in Section 22(e)(3) of the Code), in which case, 100% of the outstanding Options of the Permanently and Totally disabled Participant, such Options having vested in their entirety as a consequence of the Permanent and Total Disability of the Participant, as provided in Section 8(a), may be exercised within one (1) year from the date of such permanent and total disability, but not later than the date on which the Option would otherwise expire.

                  (4) Retirement, in which case 100% of the outstanding Options of the retiring Participant, such Options having vested in their entirety as a consequence of the Retirement of the Participant, as provided in Section 8(a), may be exercised within six (6) months from the date of the Participant's retirement, but not later than the date on which the Option would otherwise expire.

                  (5) Change in Control, in which case 100% of the outstanding Options of each Participant in the Plan shall become immediately exercisable in accordance with Section 11 of the Plan.

Notwithstanding the provisions of any Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon the vesting of such Option upon the occurrence of a vesting event set forth in Section 8(a).

                  (d) Effect of the Committee's Decisions. The Committee's determination whether a Participant's Continuous Service has ceased, and the effective date thereof shall be final and conclusive on all persons affected thereby.

         9.       GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS

                  (a) Automatic Grants. Notwithstanding any other provisions of this Plan, each Director who is not an Employee but is a Director, other than an Emeritus Directors, on the Effective Date shall receive, on said date, Non-ISOs to purchase 2,700 Shares, at an Exercise Price per Share equal to the Market Value of the Common Stock on the date of grant.

                  (b) Terms of Exercise. Options received under the provisions of this Paragraph 9 may be exercised from time to time by (a) written notice to the Company of intent to exercise the Option with respect to all or a specified number of the Optioned Shares, and (b) payment to the Company (contemporaneously with the delivery of such notice), in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number of Optioned Shares with respect to which the Option is then being exercised. Each such notice and payment shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at the Company's executive offices. A Director who exercises Options pursuant to this Paragraph may satisfy all applicable federal, state and local income and employment tax withholding obligations, in whole or in part, by irrevocably electing to have the Company withhold shares of Common Stock, or to deliver to the Company shares of Common Stock that he already owns, having a value equal to the amount required to be withheld; provided that to the extent not inconsistent herewith, such election otherwise complies with those requirements of Paragraphs 8 and 21 hereof.

         Options granted under this Paragraph shall have a term of ten (10) years, and may be exercised at any time and from time to time prior to their expiration only while the Participant is a Director of the Company, or within three (3) months after termination of the Participant's Continuous Service as a Director for reasons other than "Cause," death, "Permanent and Total Disability" or "Retirement" of the Director, or a "Change in Control" of the Company. In the event of such Director's death during the term of his directorship, Options granted under this Paragraph may be exercised within one (1) year from the date of his death by the personal representatives of his estate or person or persons to whom his rights under such Options shall have passed by will or by laws of descent and distribution, but in no event later than the date on which such Options would otherwise expire. Unless otherwise inapplicable or inconsistent with the provisions of this Paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan, including the provisions of Section 8(c) relating to the period of exercisability if a Director's Continuous Service terminates for "Cause," "Permanent and Total Disability" or "Retirement" and the provisions of Section 11 relating to the vesting and exercise of Options upon a "Change in Control" of the Company.

         10.      SARS (STOCK APPRECIATION RIGHTS)

                  (a) Granting of SARs. In its sole discretion, the Committee may from time to time grant SARs to Employees either in conjunction with, or independently of, any Options granted under the Plan. An SAR granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the SAR to the extent of the number of shares purchased upon exercise of the Option and, correspondingly, the exercise of the SAR terminates the Option to the extent of the number of Shares with respect to which the SAR is exercised. Alternatively, an SAR granted in conjunction with an Option may be an additional right wherein both the SAR and the Option may be exercised. An SAR may not be granted in conjunction with an ISO under circumstances in which the exercise of the SAR affects the right to exercise the ISO or vice versa, unless the SAR, by its term, meets all of the following requirements:

                  (1) The SAR will expire no later than the ISO;

                  (2) The SAR may be for no more than the difference between the Exercise Price of the ISO and the Market Value of the Shares subject to the ISO at the time the SAR is exercised;

                  (3) The SAR is transferable only when the ISO is transferable, and under the same conditions;

                  (4) The SAR may be exercised only when the ISO may be exercised; and

                  (5) The SAR may be exercised only when the Market Value of the Shares subject to the ISO exceed the Exercise Price of the ISO.

                  (b) Exercise Price. The Exercise Price as to any particular SAR shall not be less than the Market Value of the Optioned Shares on the date of grant.

                  (c) Timing of Exercise. Any election by a Participant to exercise SARs shall be made during the period beginning on the 3rd business day following the release for publication of quarterly or annual financial information and ending on the 12th business day following such date. This condition shall be deemed to be satisfied when the specified financial data is first made publicly available. In no event, however, may an SAR be exercised within the six-month period following the date of its grant.

                  The provisions of Paragraph 8(c) regarding the period of exercisability of Options is incorporated by reference herein, and shall determine the period of exercisability of SARs.

                  (d) Exercise of SARs. An SAR granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the term of the Plan and of the Agreement granted to a Participant, provided that an SAR may not be exercised for a fractional Share. Upon exercise of an SAR, the Participant shall be entitled to receive, without payment to the Company except for applicable withholding taxes, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Agreement, a portion of the excess of) the then aggregate Market Value of the number of Optioned Shares with respect to which the Participant exercises the SAR, over the aggregate Exercise Price of such number of Optioned Shares. This amount shall be payable by the Company, in the discretion of the Committee, in cash or in Shares valued at the then Market Value thereof, or any combination thereof.

                  (e) Procedure for Exercising SARs. To the extent not inconsistent herewith, the provisions of Paragraph 8(b) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising SARs.

         11.      CHANGE IN CONTROL

                  (a) General Rule. Notwithstanding the provisions of any Award which provides for the exercise or vesting in installments, and for a period of sixty (60) days beginning on the date of such Change in Control, all Options and SARs shall be immediately exercisable and fully vested. With respect to Options, at the time of a Change in Control, the Participant shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the Market Value of the Common Stock subject to such Option over the Exercise Price of such Shares, in exchange for the cancellation of such Options by the Participant.

                  (b) Exception to General Rule. Notwithstanding subparagraph
(a) of this Paragraph, in no event may an SAR be exercised, or an Option be canceled in exchange for cash, within the six-month period following the date of its grant.

         12.      EFFECT OF CHANGES IN COMMON STOCK SUBJECT TO THE PLAN

                  (a) Recapitalizations; Stock Splits, Etc. The number and kind of Shares reserved for issuance under the Plan, and the number and kind of Shares subject to outstanding Awards (and the Exercise Price thereof in the case of Options and SARs), shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of Shares or other securities of the Company which results from a merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of Shares, or similar event in which the number or kind of Shares is changed without the receipt or payment of consideration by the Company.

                  (b) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or
(iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Awards shall be surrendered. With respect to each Award so surrendered, the Committee shall in its sole and absolute discretion, but subject to the vesting requirements of Section 8(a), determine whether the holder of the surrendered Award shall receive --

                  (1) for each Share then subject to an outstanding Award the number and kind of Shares into which each outstanding Share (other than Shares held by dissenting stockholders) is changed or exchanged, together with an appropriate adjustment to the Exercise Price in the case of Options and SARs; or

                  (2) a cash payment (from the Company or the successor corporation), in an amount equal to the Market Value of the Shares subject to the Award on the date of the Transaction, less the Exercise Price of the Award in the case of Options and SARs.

                  (c) Special Rule for ISOs. Any adjustment made pursuant to subparagraphs (a) or (b)(1) hereof shall be made in such a manner as not to constitute a modification, within the meaning of Section 424(h) of the Code, of outstanding ISOs.

                  (d) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different Shares of stock or securities, such new, additional, or different Shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Award before the adjustment was made.

                  (e) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of Shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Awards or reserved for issuance under the Plan.

         13.      NON-TRANSFERABILITY OF AWARDS

         Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution, or pursuant to the terms of a "qualified domestic relations order" (within the meaning of Section 414(p) of the Code and the regulations and rulings thereunder).

         14.      TIME OF GRANTING AWARDS

         The date of grant of an Award shall, for all purposes, be the date on which the Committee makes the determination for granting such Award. Notice of the determination shall be given to each Participant to whom an Award is so granted within a reasonable time after the date of such grant.

         15.      EFFECTIVE DATE

         The effective date of the Plan (the "Effective Date") shall be the date the Plan is adopted by the Board or the date the Plan is approved by the shareholders of the Company, whichever is earlier. The Plan must be approved by the affirmative vote, cast either in person or by proxy, of not less than a majority of the Shares entitled to vote at a meeting at which a quorum is present, which shareholder vote must be taken within twelve (12) months after the date the Plan is adopted by the Board of Directors. Such shareholder vote shall not alter the Effective Date of the Plan. In the event shareholder approval of the adoption of the Plan is not obtained within the aforesaid twelve
(12) month period, then any Options granted in the intervening period shall be void.

         16.      MODIFICATION OF AWARDS

         At any time, and from time to time, the Board may authorize the Committee to direct execution of an instrument providing for the modification of any outstanding Award, provided no such modification shall confer on the holder of such Award any right or benefit which could not be conferred on him by the grant of a new Award at such time, or impair the Award without the consent of the holder of the Award, or revise the terms of the Award, including the exercise price at which the Award was granted.

         17.      AMENDMENT AND TERMINATION OF THE PLAN

         With respect to any shares of stock at the time not subject to an award of Options or SARs under the Plan, the Board may at any time and from time to time, terminate, modify or amend the Plan in any respect, except that no such modification or amendment shall be made absent the approval of the shareholders of the Company to: (i) increase the number of shares for which Options or SARs may be granted under the Plan; (ii) extend the period during which Options or SARs may be granted or exercised; (iii) change the class of persons eligible for awards of Options or SARs; or (iv) otherwise materially modify the requirements as to eligibility for participation in the Plan. The Company's Board of Directors may also suspend the granting of Options or SARs pursuant to the Plan at any time and may terminate the Plan at any time; provided, however, no such suspension or termination shall modify or amend any Option or SAR granted before such suspension or termination unless the affected participant consents in writing, to such modification or amendment or there is a dissolution or liquidation of the Company.

         18.      CONDITIONS UPON ISSUANCE OF SHARES

                  (a) Compliance with Securities Laws. Shares of Common Stock shall not be issued with respect to any Award unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed. The Plan is intended to comply with Rule 16b-3, and any provision of the Plan which the Committee determines in its sole and absolute discretion to be inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and null and void, and shall not affect the validity of the remaining provisions of the Plan.

                  (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an option or SAR, the Company may require the person exercising the Option or SAR to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

                  (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including, but not limited to, the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.

         19.      RESERVATION OF SHARES

         The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

         20.      WITHHOLDING TAX

         The Company's obligation to deliver Shares upon exercise of Options and/or SARs (or such earlier time that the Participant makes an election under Section 83(b) of the Code) shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold the Shares, or to deliver to the Company the Shares that he already owns, having a value equal to the amount required to be withheld. The value of Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

         21.      NO EMPLOYMENT OR OTHER RIGHTS

         In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Association, or any Affiliate of such corporations. No Employee or Director shall have a right to be granted an Award or, having received an Award, the right to again be granted an Award, except to the extent provided in Paragraph 9(a). However, an Employee or Director who has been granted an Award may, if otherwise eligible, be granted an additional Award or Awards.

         22.      GOVERNING LAW

         The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except to the extent that federal law shall be deemed to apply.

                                                                     APPENDIX A
                                                                     ----------

           |X|PLEASE MARK VOTES                REVOCABLE PROXY
              AS IN THIS EXAMPLE         SOUTHFIRST BANCSHARES, INC.
           THIS PROXY IS SOLICITED ON BEHALF                  1. To elect J. MALCOMB                  For    Withhold
             OF THE BOARD OF DIRECTORS FOR                       MASSEY as a director for             [ ]       [ ]
               THE 1998 ANNUAL MEETING OF                        a term of two years and until
                      STOCKHOLDERS.                              his successor is elected and
                                                                 has qualified.

                                                                                                             With-   For All
                                                              2. To elect three (3) directors for a   For    hold     Except
      The undersigned hereby appoints Donald C.                  term of three years and until        [ ]    [ ]      [ ]
Stroup and Joe K. McArthur, or either of them,                   their successors are elected
with power of substitution to each, the proxies of               and have qualified.
the undersigned to vote the Common Stock of the
undersigned at the Annual Meeting of Stockholders                BOBBY R. COOK, H. DAVID FOOTE, JR. AND
of SOUTHFIRST BANCSHARES, INC., to be held                       JOHN T. ROBBS
on Wednesday, March 25, 1998, at 10:00 a.m., at
the main office of SouthFirst Bancshares, Inc.,               INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
located at 126 North Norton Avenue, Sylacauga,                INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT
Alabama 35150, and at any adjournments or                     NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
postponements thereof, as indicated on this
revocable proxy:                                              ---------------------------------------------------------------

                                                              3. To approve and adopt the SouthFirst Bancshares, Inc.
                                                                 1998 Stock Option and Incentive Plan.
                                                                                                      For    Against  Withhold
                                                                                                      [ ]     [ ]      [ ]

                                                              4. To vote in accordance with their best judgment with
                                                                 respect to any other matters that may properly come
                                                                 before the meeting.

                                                                 THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" EACH OF
                                                              THE PROPOSALS AND UNLESS INSTRUCTIONS TO THE CONTRARY ARE
                                                              INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE
                                                              SO VOTED.

  Please be sure to sign and date     Date                       Please date and sign exactly as your name(s)
    this Proxy in the box below.                              appear(s) on this card.

                                                                 NOTE:  When signing as an attorney, trustee, executor,
                                                              administrator or guardian, please give your title as such.  If a corporation or partnership, give full name by authorizing
                                                              officer.  In the case of joint tenants, each joint owner must sign.
 Stockholder sign above -- Co-holder (if any) sign above

    DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.
                           SOUTHFIRST BANCSHARES, INC.
                             126 NORTH NORTON AVENUE
                            SYLACAUGA, ALABAMA 35150

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY